                                                                   EXHIBIT 10.51

                              DEFINITIVE AGREEMENT

                                    BETWEEN

                              SBC OPERATIONS INC.

                                      AND

                         CONCENTRIC NETWORK CORPORATION








                            PROPRIETARY INFORMATION

The Information contained herein is for the use of SBC Operations, Inc. (and its
  Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

PART I - DEAL TERMS ......................................  8
-------------------

  1.  SCOPE AND STRUCTURE OF RELATIONSHIP.................  8

  2.  DEFINITIONS.........................................  8

  3.  PRODUCT SPECIFICATION AND PLANNING..................  8

      3.1  SBC Acceptance of Products.....................  8
      3.2  Damages for delay..............................  9

  4.  NEW PRODUCTS AND SERVICES...........................  9

      4.1  New Products Committee......................... 10
      4.3  Upgrades....................................... 10

  6.  USE OF SBC TRANSPORT................................ 10

  7.  NATURE OF THE RELATIONSHIP.......................... 10

      7.2  Non-Exclusive Relationship..................... 11

  8.  PRICING AND PRICE PROTECTION........................ 11

      8.1  Systems and Billing............................ 11
      8.2  [*]............................................ 13

  9.  REPORTING........................................... 13

 10.  CHANNEL SYNERGIES AND CONFLICT...................... 13

      10.1  Channel Plan.................................. 14
      10.2  RFP Responses................................. 14
      10.3  Employee Conduct.............................. 14

 [*]...................................................... 14

 12.  FORECASTING AND FUTURE NETWORK COVERAGE............. 14

 13.  BRANDING............................................ 15

 [*]...................................................... 15

 15.  CUSTOMER CARE/TECH SUPPORT.......................... 15

 16.  SALES TRAINING...................................... 15

 17.  TERM OF AGREEMENT................................... 15

 18.  TERMINATION......................................... 15


                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

      18.1  Termination at End of Term.................... 15
      18.2  Termination For Convenience................... 16
      18.3  Termination for Cause......................... 16
      18.4  Termination evolving from Regulatory
            Contingencies................................. 17

 19.  CUSTOMER TRANSITION PROVISIONS...................... 17

      19.1  Customer Transition Plan...................... 17
      19.2  Customer Migration............................ 17

 20.  STEERING COMMITTEE AND STRATEGIC RELATIONSHIP....... 17

      20.1  Steering Committee............................ 17
      20.2  Additional Areas for Cooperation.............. 17
      20.3  Technology Committee.......................... 17

 21.  NETWORK OPERATIONS.................................. 18

 22.  PUBLICITY........................................... 18

PART II - STANDARD TERMS AND CONDITIONS................... 18
---------------------------------------

  1.  DEFINITIONS......................................... 18

  2.  BENEFIT OF AGREEMENT EXTENDING TO SBC AFFILIATES.... 21

  3.  NO INTERLATA  ACTIVITIES BY SBC..................... 21

  4.  REPRESENTATIONS AND WARRANTIES...................... 22

      4.1  Authorization.................................. 22
      4.2  Compliance with Specifications................. 22
      4.3  Year 2000...................................... 22
      4.4  Warranty Limits................................ 23

  5.  LIABILITY LIMITS.................................... 23

  6.  INDEMNIFICATION AND INFRINGEMENT.................... 23

      6.1  Infringement................................... 23
      6.2  Indemnification................................ 25

  7.  INSURANCE........................................... 26

  8.  CUSTOMER INFORMATION................................ 27

  9.  NON-SOLICITATION OF SBC CUSTOMERS................... 28

 10.  INTELLECTUAL PROPERTY RIGHTS........................ 28

      10.1  CNC Software.................................. 28
      10.2  SBC Software.................................. 29
      10.3  Trademarks.................................... 29


                           PROPRIETARY INFORMATION
    The Information contained herein is for the use of SBC Operations Inc. (and its Affiliates Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

      10.4  New Developments.............................. 30
      10.5  General....................................... 31

 11.  CONFIDENTIAL INFORMATION............................ 32

      11.1  SBC's Information............................. 32
      11.2  CNC's Information............................. 32

 13.  RECORDS AND AUDITS.................................. 33

 14.  CURE................................................ 34

 15.  DISPUTE ESCALATION.................................. 34

 16.  ARBITRATION......................................... 34

 17.  GOVERNING LAW....................................... 35

 18.  RELATIONSHIP OF PARTIES............................. 35

 19.  REMEDIES............................................ 35

 20.  AMENDMENT AND WAIVER................................ 35

 21.  RELEASES VOID....................................... 36

 22.  FORCE MAJEURE....................................... 36

 23.  ASSIGNMENT.......................................... 37

 24.  CONFLICT OF INTEREST................................ 37

 25.  LIENS PROHIBITED.................................... 38

 26.  SEVERABILITY........................................ 38

 27.  SURVIVAL............................................ 38

 28.  COMPLIANCE WITH LAWS/REGULATORY CONTINGENCY......... 38

      28.1  Compliance With Laws.......................... 38
      28.2  Regulatory Contingency........................ 39

 29.  TAXES............................................... 39

 30.  ACCESS TO PREMISES.................................. 40

 31.  USE OF SBC SYSTEMS.................................. 41

 32.  WORK DONE BY OTHERS................................. 41


                           PROPRIETARY INFORMATION
    The Information contained herein is for the use of SBC Operations Inc. (and its Affiliates Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

 33.  SECURITY............................................ 41

 34.  INSPECTIONS......................................... 41

 35.  INDEPENDENT CONTRACTOR/ SBC AGENT................... 42

 36.  DIVERSION OF EMPLOYMENT............................. 43

 37.  UNIVERSAL DESIGN.................................... 43

 38.  HEADINGS............................................ 43

 39.  NOTICES............................................. 44

 40.  ENTIRE AGREEMENT/RELATIONSHIP AMONG DOCUMENTS....... 44

 41.  SIGNATURES.......................................... 47

ATTACHMENTS............................................... 47
-----------

 1.  MARKETING SERVICE DESCRIPTION........................ 47

 2.  TECHNICAL SERVICE DESCRIPTION........................ 47

 3.  DEPLOYMENT AND DELIVERY.............................. 47

 4.  USE OF SBC TRANSPORT................................. 47

 5.  CNC'S EXISTING STRATEGIC RELATIONSHIPS............... 47

 6.  BILLING.............................................. 47

 7.  SYSTEMS.............................................. 47

 8.  PRICING.............................................. 47

 9.  PERFORMANCE COMMITMENTS AND REPORTS.................. 47

10.  SALES CHANNEL CONFLICTS.............................. 47

11.  FORECASTING.......................................... 47

12.  BRANDING............................................. 47

13.  CUSTOMER CARE AND TECHNICAL SUPPORT.................. 47

14.  SALES TRAINING AND SUPPORT........................... 47


                           PROPRIETARY INFORMATION
    The Information contained herein is for the use of SBC Operations Inc. (and its Affiliates Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

15.  NETWORK MANAGEMENT AND MONITORING.................... 47

16.  PROVISIONING......................................... 47

17.  SERVICE LEVEL AGREEMENTS............................. 47

18.  WHOLESALE DIAL ACCESS................................ 47

19.  EXECUTIVE ORDERS AND ASSOCIATED REGULATIONS.......... 47

20.  CONSULTING SERVICES.................................. 47

21.  ACCEPTANCE TEST PLAN AND PROCEDURES.................. 47


                           PROPRIETARY INFORMATION
    The Information contained herein is for the use of SBC Operations Inc. (and its Affiliates Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

This Definitive Agreement ("Agreement"), effective as of April 1, 1999 (the "Effective Date"), is made between SBC Operations Inc., a Delaware corporation, (herein referred to as "SBC") with offices located at 175 East Houston Street, San Antonio, TX 78215 and Concentric Network Corporation ("CNC"), a Delaware corporation, with offices located at 1400 Parkmoor Avenue, San Jose, CA 95126. For the purpose of this Agreement, SBC and CNC are each a "Party" and collectively, the "Parties."

This Agreement is made with reference to the following facts, which form the basis for this Agreement:

A. SBC is one of a group of companies affiliated which share the parent company SBC Communications, Inc. providing telecommunications and network services to individual and business end-users worldwide. Affiliates of SBC offer internet access and network services on a IntraLATA basis (hereinafter defined).

B. CNC is a network and Internet service provider offering IntraLATA and InterLATA (hereinafter defined) services, with particular emphasis on Virtual Private Network ("VPN") and similar services offered to small and medium sized business customers.

C. The Parties previously have entered into the Trial Agreement dated October 19, 1998 pursuant to which the Parties are operating a trial of certain cooperatively offered products and services, the Stock Purchase Agreement dated October 19, 1998 pursuant to which SBC has acquired a certain percentage of CNC's stock, and the Web Hosting General Agreement dated October 9, 1998 ("Hosting GA") pursuant to which CNC is providing web hosting services to SBC, its affiliates and customers. The Parties also have had discussions regarding a broader strategic relationship.

D. The Parties wish to formalize their previous discussions regarding a strategic relationship pursuant to which SBC will purchase certain IntraLATA products and services from CNC, and make such IntraLATA products and services available to end user customers of SBC. The products and services delivered to SBC's customers through this strategic relationship are intended to be competitive offerings, achieved through successful planning, implementation and improvement of technology, business processes, and strategic deployment of the Parties' integrated products and services, with the goal of enhancing competition and offering end user customers compelling, quality products and services in a highly competitive, rapidly evolving marketplace. In addition, the Parties wish to set forth in this Agreement (including the attachments and schedules attached hereto) all the terms and conditions governing the strategic relationship between them.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:



                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

PART I - DEAL TERMS
-------------------


1.  SCOPE AND STRUCTURE OF RELATIONSHIP

CNC hereby agrees to provide SBC with the Products and Services described in ATTACHMENT 1, Marketing Service Description, on the terms and conditions set forth herein. In addition, CNC agrees to make available to SBC for resale to end users all enhancements and upgrades to Products and Services, as well as new products and services which are related or complementary to the Products and Services, as set forth in Part I, Section 4 below.

2.   DEFINITIONS

All capitalized terms not otherwise defined will have the meaning set forth in
Part II, Section 1, Definitions.

3.  PRODUCT SPECIFICATION AND PLANNING

All Products and Services to be delivered by CNC hereunder will conform in all material respects to the descriptions and specifications set forth in ATTACHMENT 2, Technical Service Description, as such Attachment 2, Technical Service Description or other applicable attachments, may be modified from time to time by the express written agreement of the Parties. CNC will provide electronic and hard copies of all descriptions of the Products and Services and their functionality, including all sales and technical materials prepared by CNC, subject to the licensing requirements herein, including third party obligations. SBC will have access to these Service descriptions and sales material and authority to adapt, brand and publish them for use with its sales force and other SBC personnel and SBC customers.

     3.1  SBC Acceptance of Products

     CNC will deliver new Products and Services, as well as upgrades to Products and Services in accordance with ATTACHMENT 2, Technical Service Description or other applicable attachments, on or before the initial launch, new product or upgrade dates set forth in ATTACHMENT 3, Deployment and Delivery. A Product or Service or upgrade will be deemed delivered when SBC reasonably determines that the performance and reliability of such Product or Service conforms in all material respects to the descriptions and specifications set forth in ATTACHMENT 2, Technical Service Description, or other applicable attachments. Failure by SBC to respond or test the product within thirty (30)


                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

     days from the date the Product or Service is delivered to SBC for testing, will relieve CNC from Damages for Delay. Notwithstanding any implication to the contrary, if after SBC accepts a Product or Service and it does not perform to its required specifications, CNC will bring such Product or Service into compliance as specified by the warranty provisions of this Agreement without cost to SBC. If, prior to acceptance by SBC, any of the Products or Services are found conform in all material respects with ATTACHMENT 2, Technical Service Description, SBC may require CNC to correct, at CNC's sole expense, any problems and otherwise ensure that the applicable Product or Service conforms in all material respects to ATTACHMENT 2, Technical Service Description, and damages for delay, as set forth in Part I, Section 3.2, Damages for Delay, will apply until acceptance by SBC.

     3.2  Damages for delay

     CNC understands that the achievement of the dates for development, delivery and launch of Products and Services is critical for SBC's plans to provide Products and Services to its customers as rapidly as possible and for the success of the Parties' relationship. CNC agrees to take all commercially reasonable actions to ensure that the planned delivery schedules are met for launch by SBC of the Products and Services set forth on ATTACHMENT 3, Deployment and Delivery. Because it may be difficult to quantify the consequences of a failure to meet mutually agreed upon launch dates, the Parties agree to the penalties set forth on ATTACHMENT 3, Deployment and Delivery, for delays in commercial availability of Products and Services, where the delay has not been caused by SBC or its agents failing to timely perform its or their obligations expressly set forth under ATTACHMENT 2, Technical Service Description, or other applicable attachments.

4.  NEW PRODUCTS AND SERVICES

It is the intention of the Parties mutually to benefit from the relationship established by this Agreement by giving SBC advance notice of, and the opportunity to offer comments on, and potentially participate in the development of, enhancements and upgrades to the Products and Services covered hereunder (collectively "Upgrades") as well as new products and services related to or complementary to the Products and Services hereunder, including without limitation Virtual Private Network products and services (collectively "New Products").


                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

                      [*] Certain information on this page has been omitted and filed separately with the Securities Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



     4.1  New Products Committee

     The Parties will establish a New Products Committee, composed of representatives from both CNC and SBC. The New Products Committee will meet from time to time as the Parties determine, but no less frequently than quarterly during the term of this Agreement. The purpose of the New Products Committee will be for CNC to keep SBC apprised of potential Upgrades and New Products, and for SBC to offer comments and suggestions with respect to product development. If the Parties mutually agree, SBC may participate in financing or developing Upgrades or New Products, but such participation shall take place only pursuant to a fully executed Statement of Work pursuant to Attachment 20, Consulting Services or other written agreement of the Parties, addressing ownership of the developed intellectual property and other material issues.

     [*]

     4.3  Upgrades

     CNC agrees to make available to SBC for resale to end users all Upgrades, including without limitation upgraded or improved SLA's applicable to Products and Services, as soon as practicable, but no later than such upgrades are made available to any third party or offered to end users by CNC. Upgrades to any Product or Service will, when made available pursuant to the previous sentence and accepted by SBC pursuant to mutually approved criteria, be considered Products and Services hereunder.

[*]

6.  USE OF SBC TRANSPORT

Products and Services offered hereunder will incorporate transport components (e.g., T1 and other high speed access lines, frame relay, and local access transport components) provided by Affiliates of SBC, as set forth in more detail in, and subject to the conditions contained in, ATTACHMENT 4, or [*]

7  NATURE OF THE RELATIONSHIP

     [*]



                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

     7.2  Non-Exclusive Relationship

     Except as set forth in Section 7.1 above, the relationship created by this Agreement is non-exclusive, and nothing contained herein will be deemed to restrict either Party from quoting, offering to sell or selling products or services to or acquiring products or services from others, entering into agreements with other entities for the provision of products and services. Furthermore, nothing in this Agreement will be deemed to restrict the prices at which any service may be offered or sold outside of this Agreement, or affect or influence in any way CNC's provision of InterLATA Products and Services.


8.  PRICING AND PRICE PROTECTION

     8.1  Systems and Billing

     (a) SBC is responsible for billing and collection of payment for all Products and Services, as specified in ATTACHMENTS 6 Billing and 7 Systems. CNC will provide SBC with billing information for Products and Services to allow SBC to accurately bill Customers. CNC will invoice SBC for SBC Products and Services CNC provides directly to SBC. CNC will provide customer invoice data to SBC for InterLATA Products and Services received. In connection with the billing of Customers, CNC agrees to comply with any rules, regulations, terms and conditions to which SBC may be subject, due to regulatory considerations.

     (b) CNC will render an invoice in duplicate on a monthly basis, for all Products and Services purchased by SBC hereunder and will simultaneously provide SBC with all information necessary to allow SBC to bill on behalf of CNC with respect to all InterLATA Services. The invoice will conform in all respects to the requirements specified in ATTACHMENTS 6, Billing and 7, Systems, and will comply with any legal or regulatory requirements of which SBC notifies CNC from time to time. SBC will pay CNC within sixty (60) days of the date of such invoices.

     (c) CNC acknowledges that it is vital to SBC's relationship with end user customers that invoices to such customers be presented on a timely basis, in order to minimize customer inquiries and associated costs. Accordingly, CNC will use its best efforts to supply SBC with invoices



                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

          within 30 days after delivery of products and Services. SBC will have no obligation to pay untimely invoices which are defined, for the purpose of this Section 8.1(C) as: (I) usage invoices received by SBC more than thirty (30) days after such usage is incurred and (ii) monthly recurring and non-recurring charge invoices received more than one hundred twenty (120) days after the delivery of Products or Services. Provided, however, that if SBC in fact receives payment from end users on account of any such untimely CNC invoices, SBC will make payment to CNC of the corresponding amounts otherwise due to CNC hereunder. If SBC disputes any invoice rendered or amount paid, SBC will so notify CNC and the Parties will use their best efforts to resolve such dispute expeditiously. Notwithstanding the foregoing, the expectation is that all upgrades and changes to a Customer's Products or Services resulting in changes to recurring and non-recurring charges will be made by the Customer through SBC, so that SBC has adequate information to accurately bill such upgrades and changes, as specified in Attachment 6, Billing.

     (d) All amounts payable to CNC hereunder, with respect to any InterLATA products and services as to which SBC bills end users on behalf of CNC, will be reduced by any bad debts and amounts uncollectible from end users. SBC will bear the risk of all bad debts and uncollectible amounts in connection with IntraLATA Products and Services; provided, however, that the Parties will take the following steps to reduce the severity of customer complaints and associated churn and uncollectible amounts:

          (i) From time to time and on a case by case basis, the Parties will cooperate in good faith to accommodate Customer complaints, including by means of credits and discounts, to the extent reasonable and necessary to maintain Customer satisfaction and reduce Customer terminations.

          (ii) Without limiting subsection (I) above, from time to time and on a case by case basis, the Parties will adjust the Product and Service installation date for Customer billing purposes, if delays in installation for such Customer are attributable to CNC.

          (iii) The Parties will cooperate in good faith to develop an equitable plan for billing start dates and allocations for Customers with multiple sites.


                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

                      [*] Certain information on this page has been omitted and filed separately with the Securities Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


          (iv) The Parties will cooperate in good faith to develop procedures to implement subsections (i) and (ii), including establishing a single point of contact, escalation procedures, and regular reviews of customer feedback

     (e) All claims for moneys due from SBC will be subject to deduction by SBC for any credit due from CNC. Notwithstanding the foregoing sentence, if credits have arisen under another contract between the Parties, the credits may be applied to this Agreement only if purchases under such other contract have ended, either as a result of expiration or termination of such contract. Any amount due SBC that is not so applied against CNC's invoices for any reason will be paid to SBC by CNC within forty-five (45) days after demand by SBC.

     8.2  [*]

          (e) The Parties will establish single points of contact for pricing related issues and an escalation procedure for resolving pricing disputes.

          (f) Notwithstanding anything to the contrary herein, including the foregoing Sections, nothing in this Section 7.2, will apply to the provision of InterLATA services by CNC. SBC will have no authority over any InterLATA transport charges to Customers, all of which will be established solely by CNC.

          [*]

9.  REPORTING

The Parties have defined reports which will be issued for use by Customers, and for each of the Parties' internal use. These reports will be issued when a Customer's Service is launched and will continue for the duration of the Service. A list of such reports is attached and specified in ATTACHMENT 9, Performance Commitments and Reports. Such reports include but are not limited to, web enabled customer facing reports and reports to each of the Parties' for internal management needs.

10.  CHANNEL SYNERGIES AND CONFLICT


                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

                      [*] Certain information on this page has been omitted and filed separately with the Securities Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



     10.1  Channel Plan

     SBC will be responsible for the sales and marketing of the Products and Services. The Parties will resolve RFP conflicts as provided below in
     Section 10.2 and channel conflicts as provided in ATTACHMENT 10, Sales Channel Conflicts. Any sales conflicts not resolved as provided herein, will be referred to the Steering Committee specified in Part 1, Section 20, Steering Committee.

     10.2  RFP Responses

     The Parties acknowledge that the spirit of the relationship established by this Agreement calls for CNC to involve SBC in RFP responses, and both Parties agree to use good faith efforts to cooperate to accomplish such objective. Without limiting the foregoing, CNC will, whenever reasonably possible, respond to RFP's with proposals which utilize SBC products, services and transport components in addition to those required to be utilized by CNC in providing service to CNC customers pursuant to Attachment 4, Use of SBC Transport hereto.


     10.3  Employee Conduct

     The employees of each Party will not disclose the strategic relationship between SBC and CNC in sales efforts, press releases, marketing materials, or other media unless mutually agreed in writing in advance. The Parties recognize that in the marketplace, the Parties' channels may overlap and that selling on a comparative basis is not necessarily a violation of this
     Section 9.3. In particular, employees of each of the Parties will be allowed to comparatively sell Products and Services.

[*]


12.  FORECASTING AND FUTURE NETWORK COVERAGE

ATTACHMENT 11, Forecasting, details a process by which SBC and CNC will use reasonable efforts to accurately forecast Customer acquisition and network usage. ATTACHMENT 3, Deployment and Delivery, details CNC network coverage and expansion and deployment plans.


                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

                      [*] Certain information on this page has been omitted and filed separately with the Securities Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


13.  BRANDING
[*]
[*]

15.  CUSTOMER CARE/TECH SUPPORT

Subject to the Act and as specified in ATTACHMENT 13, Customer Care/ Technical Support, SBC and CNC will provide Customer Care (herein after defined in ATTACHMENT 13, Customer Care/ Technical Support) on all Products and Services. CNC will provide customer care on InterLATA Products and Services. If, as a result of a call to either SBC or CNC, it is determined that the trouble is not attributable to the IntraLATA Products and Services, the call will be referred to CNC for Customer Care. Each Party will bear its own costs with respect to the Customer Care inquiries it handles unless otherwise provided in a separate agreement.


16.  SALES TRAINING

CNC will provide SBC with supplemental sales performance training on a monthly basis, to help improve the capabilities of the sales team. SBC sales trainers will be instructed in this sales performance training, as specified in ATTACHMENT 14, Sales Training and Support, and at the fees identified therein, where applicable.


17.  TERM OF AGREEMENT

This Agreement is effective upon the Effective Date and unless sooner terminated as provided herein, will remain in full force and effect for an initial term of three (3) years following the Effective Date. Thereafter, the Agreement will be automatically renewed for three (3) successive one (1) year terms, unless either party has provided the other party with notice of termination, in accordance with Part I, Section 18, Termination, herein. Termination is complete only upon each Parties' satisfaction of its obligations under this Agreement.


18.  TERMINATION

     18.1  Termination at End of Term

     Either Party may terminate this Agreement without penalty by providing not less than sixty (60) days written notice to the other Party, provided that the


                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

                      [*] Certain information on this page has been omitted and filed separately with the Securities Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



     termination date does not become effective until the completion of the initial three year term or any extension thereof.


     18.2  Termination For Convenience

     Commencing six (6) months after the Effective Date, SBC may, at its sole option, terminate this Agreement, or unilaterally modify ATTACHMENTS 1, Marketing Service Description and 2 Technical Service Description, in order to remove from the scope of this Agreement any Product or Service offered pursuant to this Agreement, at any time. SBC acknowledges that if SBC terminates the IntraLATA portion of the Products and Services, CNC will terminate its arrangements with end-user customers to provide the InterLATA portion of all Products and Services, subject to an appropriate transition period which matches the transition period provided for IntraLATA Products and Services provided in Part I, Section 19.1, Customer Transition Plan. Upon termination, pursuant to this Section18.2, (other than pursuant to Attachment 9, Performance Commitments), as liquidated damages for such termination, SBC will compensate CNC for the difference between the amount of revenue CNC would have received on the total number of outstanding Customer term contracts (including set-up and monthly fees) had a greater term discount not been applied.
     [*]


     18.3  Termination for Cause

     Either Party may terminate this Agreement in the event of a material breach of contract which remains unremedied for a period of thirty (30) days following written notice of such breach. If SBC terminates this Agreement on account of an uncured CNC breach, then SBC will have no further obligations to CNC hereunder, including without limitation pursuant to Part I, Sections 5 SBC Revenue Commitment and 19.2, and Termination for Convenience, except for any invoices due and owing to CNC for services provided. If CNC terminates this Agreement on account of an uncured SBC breach, then CNC will have no further obligations to SBC hereunder, except as provided in Part 1, Section 19, Customer Transition Provisions.


                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

                      [*] Certain information on this page has been omitted and filed separately with the Securities Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


     18.4  Termination evolving from Regulatory Contingencies

     Through no fault of either Party, there may be instances in which this Agreement terminates due to government laws or regulations. Such termination is addressed in Part II, Section 27.7, Regulatory Contingency.


19.  CUSTOMER TRANSITION PROVISIONS

     19.1  Customer Transition Plan

           [*]

     19.2  Customer Migration

           [*]

20.  STEERING COMMITTEE AND STRATEGIC RELATIONSHIP

     20.1  Steering Committee

     The Parties have established a "Steering Committee" consisting of two (2) representatives of management from each Party who will collectively oversee and address issues relating to the continuation of the contractual relationship. The Steering Committee will meet from time to time to ensure that the goals of the relationship are being met. Each Party may change its representative to the Steering Committee from time to time in its sole discretion.

     20.2  Additional Areas for Cooperation

     [*]

     20.3  Technology Committee

     The Steering Committee will establish a technology committee, to meet no less frequently than quarterly, with the intention that, subject to all applicable legal and regulatory requirements, the Parties will engage in joint discussions to allow coordination of technology issues and integration of technology, hardware and software to maintain interoperability and otherwise enhance the Parties' ability to perform their respective obligations under this Agreement and to provide competitive, innovative, high quality services to end users.



                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

21.  NETWORK OPERATIONS

     21.1 As specified in ATTACHMENT 15, Network Management and Monitoring, SBC will provide all single points of contact ("SPOCs") and tier one network operations support for IntraLATA transmission elements, non-transmission oriented services, and administrative services, provided that SBC may, in its discretion, require CNC to provide network operations support where the problem is isolated to Products and Services developed by CNC. CNC will provide network operations support for InterLATA Products and Services, for CNC's network and for network elements leased by CNC from a third party to deliver InterLATA Products and Services.

     21.2 Each Party will bear its own costs with respect to network operations support it handles. The Parties have established processes to coordinate network operations support to be provided by the Parties under this Agreement. Such processes are specified in ATTACHMENT 15, Network Management and Monitoring/Network Operations Center.


22.  PUBLICITY

Neither Party will use the other Party's name or any language, pictures or symbols which could imply the other Party's identity in any (i) written or oral advertising presentation or communication, or (ii) brochure, press release, newsletter, book or other written material of whatever nature, without the other Party's prior written consent. To the extent CNC believes that the execution of any of the potential agreements discussed in this Agreement is a financially disclosable event, CNC will notify SBC, with the exception of confidentiality constraints in accordance with SEC regulations and laws, of CNC's opinion in advance of execution of such agreement.



PART II - STANDARD TERMS AND CONDITIONS
---------------------------------------


1.  DEFINITIONS

All capitalized terms not otherwise defined will have the meaning set forth below:


                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

"Act" - means the Telecommunications Act of 1996 (47 U.S.C. 151 et seq.), Pub.
L. No. 104-104, 110 Stat. 56, as amended from time to time.

"Affiliate" - means (i) any corporation or other entity owning, either directly or indirectly, today or in the future, a majority of the outstanding stock of a Party ("Parent"), or (ii) any corporation or other entity in which a majority of the ownership interest is held, either directly or indirectly, today or in the future, by the Parent of a Party or by such Party; but only so long as such majority ownership exists.


"Confidential Information" - means non-public information treated by the disclosing Party as confidential, including trade secrets, technical, financial and business information, names of existing and potential customers or partners, existing and potential business ventures, reports, plans, technology, products, services, processes, methods, data or any other confidential and proprietary information. In order to be treated as confidential hereunder, information must be: (i) reduced to tangible form and marked clearly as confidential or proprietary, or (ii) with respect to any oral presentation, such presentation must deal with information previously or concurrently designated in writing as confidential. Confidential information will not include any information in the public domain other than as a result of a Party's failure to comply with its obligations hereunder, information already known to or in the possession of the disclosee, information independently developed by the disclosee or information which is obtained by the disclosee without restriction on disclosure.

"Consulting Services"- means any work, direction of work, technical information, technical consulting, or other technical services (including but not limited to design services, analytical services, quality assurance, and other specialized services furnished by CNC under this Agreement as specified in a mutually agreed Statement of Work.

"Customer" - means any person or business who purchases Products and Services (hereinafter defined) from SBC, as described in this Agreement.

"Customer Information"- means information which identifies a Customer which includes but is not limited to name, phone number, email address, IP address, Customer call records, data transmitted by the Customer, credit card account information, street address, or any other information which is unique to individual Customers.

"Documentation"- means all material associated with Products, Services and InterLATA (all hereinafter defined) Products and Services, including, but not limited to, test data, flow charts, documentation, manuals, data file listings, input and output


                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

formats, user instructions, training materials and any other written documents normally supplied to customers of CNC.

"Global Service Provider" or "GSP" means a provider of communication services for InterLATA transport of Customer data.

"Hosting General Agreement" -means the agreement signed between Southwestern Bell Communications Internet Services and Concentric Network Corporation on October 9, 1998 for the provision of Web Hosting and Consulting Services.

"IntraLATA" - means those services, revenues, and functions related to telecommunications originating and terminating within a single Local Access and Transport Area ("LATA") within SBC's Service Region (hereinafter defined).

"InterLATA" - means those services, revenues, and functions related to telecommunications originating in one LATA and terminating in another LATA or outside of a LATA. "InterLATA" will have the same meaning as "InterLATA Services" as used in Section 3(21) of the Communications Act of 1936, as amended by the Act.

"Marketing Service Description or MSD" -means the most current version of the Marketing Service Description written by SBC, as mutually agreed from time to time, which is attached and incorporated to this Agreement as ATTACHMENT 1, Marketing Service Description ("MSD").

"Order" - means a SBC document executed hereunder ordering s (hereinafter defined) and/or Products (hereinafter defined) and will be deemed to incorporate
(i) the provisions of this Agreement (including the Attachments attached hereto), as it may from time to time be amended, (ii) the specifications applicable to such Order and (iii) any subordinate documents attached to or referenced in this Agreement, such specifications or such Order.

"Product"- means any Service (hereinafter defined) or data Product and associated Documentation, purchased, or ordered by SBC or SBC's customers pursuant to Orders issued hereunder by SBC.

"SBC's Service Region" - means all geographical areas in which SBC offers telecommunications services or internet services, whether by wire line or wireless transmission, including without limitation, SBC's eight state region, which includes California, Texas, Missouri, Oklahoma, Nevada, Arkansas, Kansas, and Connecticut, as such may be expanded by mergers and/ or acquisitions or otherwise.


                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

"Service"- means a data service deployed by SBC on CNC's network or in CNC's hosting facilities for which SBC is requesting branding, provisioning, maintenance and performance guarantees as detailed in this Agreement or its attachments.

"Service Level Agreements or SLAs" - means specific levels of performance agreed to be provided by CNC to either SBC customers, SBC or both for the performance of CNC Products or Services where a credit may attach for failure to meet performance levels.

"Statements of Work" - means a document executed hereunder pursuant to which SBC will order Consulting Services to be provided in connection therewith which will be deemed to incorporate (i) the provisions of this Agreement as it may, from time to time, be amended, (ii) the agreed upon specifications applicable to such Statement of Work and (iii) any subordinate documents attached to or referenced in this Agreement, such specifications or such Statements of Work.

"Technical Service Description or TSD" -means the most current version of the Technical Service Description written by SBC, as mutually agreed from time to time, which is attached and incorporated to this contract as ATTACHMENT 2, Technical Service Description ("TSD").

2.  BENEFIT OF AGREEMENT EXTENDING TO SBC AFFILIATES

SBC Affiliates may place Orders which incorporate the terms and conditions of this Agreement, either directly or, in the event the Parties mutually determine that a direct relationship between CNC and such SBC Affiliate would be inappropriate, through one or more SBC Affiliates designated by the Parties from time to time to place Orders on behalf of other SBC Affiliates. All amounts payable to CNC pursuant to such SBC Affiliate Orders will be considered
Revenues for the purposes of  Part I, Section 5, SBC Revenue Commitment.   An
SBC Affiliate placing Orders under this Agreement will be responsible for its own obligations, including but not limited to, all charges incurred in connection with such Order. The provisions of this Agreement will not be construed as requiring SBC to indemnify CNC, or to otherwise be responsible, for any acts or omissions of an Affiliate, nor will any provision of this Agreement be construed as requiring an Affiliate to indemnify CNC, or to otherwise be responsible, for the acts or omissions of SBC.


3.  NO INTERLATA  ACTIVITIES BY SBC

CNC is responsible for all InterLATA portions of the Products and Services. Without limiting the foregoing, CNC will provide status and resolution information on all trouble



                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

tickets and status and disposition of customer service activities, for the InterLATA portion of the Products and Services. Nothing in this Agreement authorizes SBC to act as a reseller of InterLATA Products and Services. Notwithstanding anything to the contrary contained herein, SBC will not (i) establish the criteria, (ii) establish prices, terms or conditions, (iii) serve as the exclusive marketing agent or (iv) serve as the initial point of contact for customer care issues, of the InterLATA Products and Services.


4.  REPRESENTATIONS AND WARRANTIES

     4.1  Authorization

          (a) CNC warrants that it is a corporation duly existing in good standing in its state of incorporation, and is duly authorized to enter into and perform all of its obligations hereunder.

          (b) SBC warrants that it is a corporation duly existing in good standing in its state of incorporation, and is duly authorized to enter into and perform all of its obligations hereunder.


     4.2  Compliance with Specifications

     CNC hereby represents and warrants to SBC that the Products and Services will perform in all material respects in the manner specified in ATTACHMENTS 1, Marketing Service Description, 2, Technical Service Description, and 9, Performance Commitments and Reports, or other applicable attachments.


     4.3  Year 2000

     CNC hereby represents and warrants to SBC that the hardware and software that comprise CNC's Products and Services provided pursuant to this Agreement will include Year 2000 Capabilities. CNC will obtain warranties from its non-compliant third party software providers as soon as they are commercially available. All warranties for hardware and software will survive inspection, payment, and use according to the terms hereof. Additionally, CNC currently has a program in place to address Year 2000 compliance, such that CNC will operate Year 2000 compliant Products and Services prior to October 31, 1999.



                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

     4.4  Warranty Limits

     THE WARRANTIES SET FORTH IN THIS SECTION ARE THE SOLE AND EXCLUSIVE WARRANTIES MADE BY THE PARTIES. THE PARTIES MAKE NO OTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS AND SERVICES OR ANY RELATED SERVICES OR SOFTWARE. WITH THE EXCEPTION OF THE WARRANTIES SPECIFIED IN THIS SECTION 4, THE PARTIES EXPRESSLY DISCLAIM ANY WARRANTIES:
     (A) OF DESIGN, MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE, EVEN IF THEY HAVE BEEN INFORMED OF SUCH PURPOSE; OR (B) THAT THEIR SERVICES OR ANY RELATED SERVICES OR SOFTWARE WILL BE ERROR-FREE, SECURE OR WITHOUT INTERRUPTION, (EXCEPT AS SPECIFIED HEREIN).


5.  LIABILITY LIMITS

IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY LOSS OF PROFITS OR ANY INCIDENTAL, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES RESULTING FROM ANY CLAIMS OR DEMANDS BROUGHT AGAINST THE OTHER PARTY, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING ANY PROVISIONS CONTAINED IN THIS AGREEMENT TO THE CONTRARY, CNC'S ENTIRE LIABILITY TO SBC CONCERNING PERFORMANCE OR NONPERFORMANCE BY CNC OR IN ANY WAY RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT, AND REGARDLESS OF WHETHER A CLAIM IS BASED IN CONTRACT, NEGLIGENCE OR IN TORT, WILL NOT EXCEED TWENTY-FIVE MILLION DOLLARS ($25,000,000) OR THE AMOUNT RECEIVED BY CNC FROM SBC DURING THE TERM, WHICHEVER IS GREATER. SBC'S ENTIRE LIABILITY TO CNC IS CAPPED AT THE MONETARY VALUE OF THE AMOUNT RECEIVED BY CNC FROM SBC DURING THE TERM. THE FOREGOING LIMITATION WILL NOT REDUCE EITHER PARTIES OBLIGATIONS UNDER PART II, SECTION 6, INDEMNIFICATION, OR LIABLITY FOR PERSONAL INJURY.


6.  INDEMNIFICATION AND INFRINGEMENT

     6.1  Infringement



                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

     (a) In the event of any claim or allegation against SBC for any infringement or misappropriation of any third party copyright, patent, trademark, trade secret by reason of, and in the exercise by SBC of the rights and licenses granted herein with respect to Products and Services provided by CNC, hereunder, CNC will, at its expense, indemnify SBC and defend such claim, and pay any costs, expenses and finally awarded damages in connection therewith, including the reasonable fees and expenses of the attorneys for such defense provided that SBC will cooperate with CNC in connection therewith and notify CNC of such claim or action within a reasonable time. The foregoing will not limit SBC's ability to participate in any such action at its own expense, and CNC will keep SBC informed of, and will consult with, any independent attorneys appointed by SBC, regarding such litigation. CNC may not agree to any settlement that would or might have any effect upon SBC or its affiliates without first obtaining SBC's consent in writing.

     (b) If the permitted use by SBC of Products and Services provided by CNC, has become, or in CNC's opinion is likely to become, the subject of any claim of such infringement, CNC may at its option and expense either (i) procure for SBC the right to continue using the Products and Services provided by CNC , (ii) replace or modify Products and Services provided by CNC to make them non-infringing, provided that such modified Products and Services are equal or superior to the unmodified Products and Services in all material respects, (iii) substitute an equivalent for Products and Services provided by CNC provided that such replacement Products and Services are equal or superior to the original Products and Services in all material respects . In the event CNC does not comply with the foregoing, SBC may terminate or modify this Agreement and without limiting SBC's other remedies, CNC will reimburse SBC for any damages related to replacement of infringing Products and Services.

     (c) CNC will not have any liability to SBC if any allegation of infringement is based upon (a) the interconnection and/or modification and/or use of Products or Services, or associated documentation in combination with other devices not furnished by CNC and which have not been disclosed to CNC as part of SBC's proposed configuration where the Product, Service or associated documentation would not by itself be infringing, or (b) if the infringement arises out of compliance with SBC's specifications or designs or out of modifications made to the Product or Service or associated documentation, unless such modifications are made by CNC.



                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

     (d) SBC will, at its expense, indemnify CNC and defend claims of infringement, and pay any costs, expenses and finally awarded damages in connection with SBC provided third party software for which and to the extent that SBC has received indemnification from the applicable third party and SBC proprietary software utilized in connection with the Products and Services including the reasonable fees and expenses of CNC attorneys for such defense.


     6.2  Indemnification

     (a) CNC will indemnify, defend and hold harmless SBC (including its agents, employees, officers, and directors) from and against any and all liability, loss, finally awarded damages, court cost, attorneys' fees or other expense of any kind which arises out of any claim, demand, suit for damages, injunction or other relief, on account of, but not limited to, (a) injury to or death of any person, (b) damage to any property, including theft, or (c) any lien, caused by, resulting from or attributable to the Products and Services provided by CNC hereunder or (d) the acts or omissions resulting from the negligence or misconduct of CNC (including any of its agents, or subcontractors but excepting the active negligence or willful misconduct solely of SBC or its employees, subcontractors or agents) in furnishing the Products and Services hereunder.

     (b) CNC agrees to defend SBC, at no cost or expense to SBC, against any such liability, claim, demand, suit or legal proceeding. SBC agrees to notify CNC within a reasonable time of any written claims or demands against SBC for which CNC is responsible under this clause. The foregoing will not limit SBC's ability to participate in any such action at its own expense, and CNC will keep SBC informed of, and will consult with, any independent attorneys appointed by SBC, regarding such litigation.

     (c) CNC agrees not to implead or bring any action against SBC or SBC's employees based on any claim by any person for personal injury or death that occurs in the course or scope of employment of such person by CNC and that arises out of the Products and Services furnished under this Contract.


                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

     (d) SBC will indemnify, defend and hold harmless CNC (including its agents, employees, officers, and directors) from and against any and all liability, loss, damage, court cost, attorneys' fees or other expense of any kind which arises out of any claim, demand, suit for damages, injunction or other relief, on account of acts or omissions resulting from the gross negligence or willful misconduct of SBC employees, contractors, and agents. SBC agrees to defend CNC, at no cost or expense to CNC, against any such liability, claim, demand, suit or legal proceeding.


7.  INSURANCE

     7.1 With respect to performance hereunder, and in addition to CNC's obligation to indemnify, CNC agrees to maintain, at all times during the term of this Agreement, the following minimum insurance coverages and limits and any additional insurance and/or bonds required by law:

          (a) Workers' Compensation insurance with benefits afforded under the laws of the state in which the Products and Services are to be performed and Employers Liability insurance with minimum limits of $100,000 for Bodily Injury-each accident, $500,000 for Bodily Injury by disease-policy limits and $100,000 for Bodily Injury by disease-each employee.

          (b)  Commercial General Liability insurance with minimum limits of:
               $2,000,000 General Aggregate limit; $1,000,000 each occurrence sub-limit for all bodily injury or property damage incurred in any one occurrence; $1,000,000 each occurrence sub-limit for Personal Injury and Advertising; $2,000,000 Products/Completed Operations Aggregate limit, with a $1,000,000 each occurrence sub-limit for Products/Completed Operations. Fire Legal Liability sub-limits of $300,000 are required for lease agreements. SBC and its Affiliates will be named as an Additional Insured on the Commercial General Liability policy.

          (c) If use of a motor vehicle is required, Automobile Liability insurance with minimum limits of $1,000,000 combined single limits per occurrence for bodily injury and property damage, which coverage will extend to all owned, hired and non-owed vehicles.


                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

     7.2 SBC and its Affiliates requires that companies affording insurance coverage have a B+ VII or better rating, as rated in the A.M. Best Key rating Guide for Property and Casualty Insurance Companies.

     7.3 A certificate of insurance stating the types of insurance and policy limits provided the CNC must be received prior to commencement of any work.

     7.4 CNC will also require all subcontractors who may enter upon the work site to maintain the same insurance requirements listed above.

     7.5 To the extent that SBC employees are on CNC's location or performing services hereunder, SBC will provide similar coverage by self insurance methods with additional insurance coverage beyond self insurance.


8.  CUSTOMER INFORMATION

     8.1 All SBC Customer Information is owned by SBC including any knowledge base and contents therein used to support the activities contemplated by this Agreement. SBC Customer Information may be provided to CNC for day to day management of the business, but will remain the property of SBC.

     8.2 SBC Customer Information will be transmitted and maintained securely as confidential and guarded with methods and practices acceptable to SBC in accordance with the confidentiality provisions of this Agreement. SBC Customer Information will not be shared with third parties or used by CNC, either during or after the Term, for marketing purposes unless approved by SBC in advance in writing. Notwithstanding the above, CNC may share aggregate CNC customer information that includes aggregate SBC Customer Information, so long as individual or aggregate SBC Customer Information is not separable from such aggregate CNC customer information.

     8.3 All Customer Information is to be returned to SBC upon termination of this Agreement and CNC will not retain or have access to any SBC Customer Information unless agreed in advance by SBC in writing as part of a transition plan.


                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

     8.4 It is acknowledged that CNC will have a direct relationship with Customers in order to provide CNC's InterLATA Products and Services associated with the Products and Services offered under this Agreement, and such relationship may result in CNC obtaining information regarding Customers equivalent to all or part of the SBC Customer Information with respect to such Customers ("CNC InterLATA Customer Information"). CNC agrees to use such CNC InterLATA Customer Information solely to provide Products and Services to Customers under this Agreement, and without limiting the foregoing, such CNC InterLATA Customer Information will not be shared with third parties or used by CNC, either during or after the Term, for marketing purposes unless approved by SBC in advance in writing.

9.  NON-SOLICITATION OF SBC CUSTOMERS

CNC agrees that during the term of this Agreement and for a period of three (3) years from any expiration or termination of this Agreement, CNC will not solicit business from any end user Customers of SBC who purchase Products or Services by or including any means which targets or identifies such Customers as SBC Customers. This provision is not meant to prevent CNC from soliciting such customers incidentally as part of a broad marketing campaign not directed at Customers, but is intended to prevent the targeting by CNC of Customers by virtue of their status as Customers, even if such targeting is a subpart of a broader marketing campaign, e.g. by means of including Customers as a group as targets of a broader marketing campaign.


10.  INTELLECTUAL PROPERTY RIGHTS

     10.1  CNC SOFTWARE

     For the Term, CNC hereby grants to SBC and Customers under this Agreement, and SBC hereby accepts, a nonexclusive, nontransferable license to use and distribute CNC software for use solely with providing Products and Services to Customers.

     (a) CNC warrants that third party software is licensed in accordance with the license agreement supplied by the supplier of such software, and that SBC's use and distribution of such software will not violate such license. CNC will provide SBC applicable licensing information for any third party software provided, such that SBC may determine its ability to comply. Upon acceptance of the third party software, SBC will comply


                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

          with the terms of such licenses. SBC will not be permitted to translate, transform, decompile, reverse engineer, disassemble, or otherwise determine or attempt to determine source code from the executable code of any software provided by CNC pursuant to this Agreement or to permit or authorize a third party to do so.

     (b) Notwithstanding the foregoing paragraph, SBC will be permitted to reproduce or modify software provided by CNC pursuant to this Agreement but only in a manner approved by CNC in advance.

     Title to CNC software, is and will remain the exclusive property of CNC and/or its suppliers. All Customer contracts for Products or Services will be consistent with the licensing provisions of this Section 10.1.


     10.2  SBC SOFTWARE

     For the Term, SBC hereby grants to CNC, and CNC hereby accepts, a nonexclusive, nontransferable license to use and distribute SBC software for use solely with providing Products and Services to Customers.

          (a) SBC warrants that third party software is licensed in accordance with the end user license agreement supplied by the supplier of such software. CNC will not be permitted to translate, transform, decompile, reverse engineer, disassemble, or otherwise determine or attempt to determine source code from the executable code of any software provided by SBC pursuant to this Agreement or to permit or authorize a third party to do so.

          (b) Notwithstanding the foregoing, CNC will be permitted to reproduce or modify software provided by SBC pursuant to this Agreement but only in a manner approved by SBC in advance.

     Title to SBC Software is and will remain the exclusive property of SBC and/or its suppliers. All Customer contracts for Products or Services will be consistent with the licensing provisions of this Section 10.2.

     10.3  Trademarks

     During the term of this Agreement, each Party is authorized by the other Party to make reasonable use of the other Party's trademarks (including such Party's


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              not for disclosure without prior written approval.


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     licensors' trademarks), solely in connection with the marketing, advertisement and promotion of Products and Services in accordance with this Agreement, including without limitation ATTACHMENT 12, Branding, provided that each Party will have the right and opportunity to disapprove any materials which make use of the trademarks of such Party or such Party's licensors that the other Party uses or proposes to use. Each Party will use such trademark notices as the other Party may designate from time to time in connection with any use of such other Party's or other Party's licensors' trademarks as permitted hereunder. Upon expiration or termination of this Agreement, each Party's rights to use any of the other Party's' trademarks will terminate, except in connection with activities permitted pursuant to Part II, Section 19, Customer Transition Provisions, above. Nothing contained in this Agreement will give either Party any interest in any of the other Party's or the other Party's licensors' trademarks, logos, trade names or designations other than the limited rights expressly granted in this Section 10.3.

     10.4  New Developments

          (a) During the Term of this Agreement and in connection with its obligations hereunder, CNC may develop new technologies, products and services which incorporate intellectual property rights ("New Developments"). It is the intention of the Parties that prior to undertaking any work on a New Development, CNC and SBC will agree in a separate written Statement of Work, as defined in Attachment 20, Consulting Services as to the Parties' respective rights in and with respect to such New Development. If any such New Development is developed in the absence of such a Statement of Work, then within thirty (30) days of completion of such development, CNC will specify in writing to SBC that the intellectual property rights fall within one of these four (4) categories :

               (i) CNC Developments - proprietary development owned by CNC and licensed from CNC by SBC upon the terms set forth in this
                    Part II, Section 10.1, CNC Software.

               (ii) SBC Custom Developments - Developments owned and financed by
                    SBC and developed by CNC . Any custom application or technology designed by CNC at SBC's request and financed by SBC, which will be owned by


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                     SBC and licensed to CNC in accordance with Part II, Section
                     10.2, SBC Software.

               (iii) Jointly Financed Developments - Developments jointly owned and financed by CNC and SBC, owned by both Parties in equal undivided shares, and subject to worldwide nonexclusive use by either Party without any obligation to account to the other Party.

               (iv) Modified or Enhanced Developments - CNC or SBC software enhanced at SBC's request and financed by SBC. With regard to such Developments, SBC will own such modifications or enhancements in accordance with Part II, Section 10.2, SBC Software, while SBC and CNC retain ownership of their respective intellectual property underlying such modifications or enhancements.

          (b) Within thirty (30) days of receipt of CNC's notice, SBC will notify CNC if it disagrees as to the classification of the New Development contained in such notice from CNC, and, if the Parties cannot resolve such disagreement informally, the dispute resolution provisions of Part II, Section 16, Arbitration, will apply. If SBC fails to respond to any notice from CNC under this
               Section 9, then there will be a rebuttable presumption that the contents of such are correct. If CNC fails to notify SBC as specified hereunder, then SBC may notify CNC of its understanding of the status of such New Development, and CNC will have thirty
               (30) days to respond to such notification as set forth above. If neither Party notifies the other regarding such New Development, then SBC will be automatically granted a worldwide, perpetual, non-exclusive right to use the New Development in its business, and to sublicense its rights in such New Development to its Affiliates and Customers.

     10.5  General

     Except as expressly provided to the contrary above in this Section 10, all intellectual property rights of each Party are expressly reserved by such Party, and no license, express or implied, is created by this Agreement.



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              not for disclosure without prior written approval.


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11.  CONFIDENTIAL INFORMATION

     11.1  SBC's Information

     No Confidential Information obtained by CNC from SBC under, or in contemplation of, this Agreement, including the existence or substance of the discussions regarding the contemplated transactions, will become CNC's property. All copies of such information in written, graphic or other tangible form will be returned to SBC upon request. Unless such information was or is (i) previously known to CNC free of any obligation to keep it confidential, or (ii) subsequently made public by SBC or (iii) independently developed by CNC without the use of SBC Confidential Information, or (iv) rightfully received by CNC from a source other than SBC without violation of any obligation of confidentiality, or (v) required to be disclosed under a valid order created by a court or government agency (provided that CNC provides prior written notice to SBC of such obligation and the opportunity to oppose such disclosure), CNC will keep it confidential, will use it only in performing hereunder, and may use it for other purposes only upon such terms as may be agreed upon in writing by SBC. SBC will have the right to review and approve CNC's procedures for handling such information and may make such inspections, as SBC deems necessary to assure that such information is being properly protected. In such event, CNC will fully cooperate with SBC in ensuring such information is being properly protected.


     11.2  CNC's Information

     No Confidential Information obtained by SBC from CNC under, or in contemplation of, this Agreement, including the existence or substance of the discussions regarding the contemplated transactions will become SBC's property. All copies of such information in written, graphic or other tangible form will be returned to CNC upon request. Unless such Information was or is (i) previously known to SBC free of any obligation to keep it confidential, or (ii) subsequently made public by CNC, or (iii) independently developed by SBC without the use of CNC Confidential Information, or (iv) rightfully received by SBC from a source other than CNC without violation of any obligation of confidentiality, or (v) required to be disclosed under a valid order created by a court or government agency (provided that SBC provides prior written notice to CNC of such obligation and the opportunity to oppose such disclosure), SBC will keep it confidential, will use it only in performing hereunder, and may use it for other purposes only upon such terms as may be agreed upon in writing by



                            PROPRIETARY INFORMATION
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              not for disclosure without prior written approval.


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                      [*] Certain information on this page has been omitted and
                      filed separately with the Securities Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



     CNC. CNC will have the right to review and approve SBC's procedures for handling such information and may make such inspections, as CNC deems necessary to assure that such information is being properly protected. In such event, SBC will fully cooperate with CNC in ensuring such Information is being properly protected.

The provisions of this Section 11 are deemed retroactive to May 13, 1998 and supercede Nondisclosure Agreement No. 980200, signed by both Parties on May 13, 1998.


12.  CNC PARTITIONING

[*]

13.  RECORDS AND AUDITS

CNC will maintain accurate records of all matters which relate to CNC's obligations hereunder in accordance with generally accepted accounting principles and practices uniformly and consistently applied in a format that will permit audit. CNC will retain such records for a period of two (2) years from the date of expiration or termination of the Agreement. , SBC may appoint a nationally recognized accounting firm as an independent third party auditor to audit CNC's records, directly relevant to this Agreement, no more than once per year, upon twenty (20) business days notice [*]. Such audits will be solely at SBC's expense, will not unreasonably interfere with CNC's normal operations, and will be subject to CNC's reasonable security and confidentiality requirements. Notwithstanding the foregoing,


                            PROPRIETARY INFORMATION
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              not for disclosure without prior written approval.


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

                      [*] Certain information on this page has been omitted and filed separately with the Securities Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



the audit procedures set forth in Part I, Section 8.2, [*], govern all audits concerning [*].


14.  CURE

The Parties will not be deemed to be in default under any of the terms of this Agreement, and the non-defaulting Party may not seek or attempt to enforce any remedy for any claimed default, unless defaulting Party fails to cure or correct same within thirty (30) days or such longer period as mutually agreed, following receipt of written notice thereof from the non-defaulting Party.


15.  DISPUTE ESCALATION

Any disputes, controversies or claims arising from this Agreement will first be addressed by the Steering Committee. Either Party may call a meeting of the Steering Committee upon ten (10) days prior written notice. If the Steering Committee is unable to resolve such dispute or conflict within ten (10) calendar days following its first meeting discussing such dispute, either Party may invoke the provisions of the Part II, Section 16, Arbitration.


16.  ARBITRATION

     16.1 Any dispute, controversy or claim which relates in any way to this Agreement and which has not been resolved by the Parties using the Dispute Escalation process described in the Part II, Section 15, Dispute Escalation, will be submitted to binding arbitration before an arbitration panel established under the rules of the American Arbitration Association.

     16.2 The arbitration panel will consist of three arbitrators; one selected by each Party, and the third selected by the arbitrators selected by the Parties. Resolution of disputes, controversies or claims will be determined by a majority vote of the arbitration panel.

     16.3 The arbitration will be held in San Francisco, California unless the Parties otherwise mutually agree in writing. The Parties agree to cooperate in order to bring a reasonable and prompt conclusion to such arbitration, not



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              not for disclosure without prior written approval.


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          to exceed 75 days. The arbitration panel will allow reasonable discovery, and may require the transcription of testimony.

     16.4 The Parties will equally bear the fees, costs and expenses of the arbitration, including the costs or fees of any expert or witness; provided, however, that the arbitration panel may award to the prevailing Party damages which compensate it for any such costs and fees, including legal costs, associated with the arbitration. Any payments owed by either Party related to the subject matter so arbitrated may be suspended, and the interest or other late charges due thereon may be tolled, at the discretion of the paying Party for the duration of the arbitration.


17.  GOVERNING LAW

This Agreement will be construed in accordance with the laws of the State of California, without regard to that State's choice of law provisions.


18.  RELATIONSHIP OF PARTIES

This Agreement is not intended to constitute, create, give effect to or otherwise recognize a joint venture, partnership or formal business organization of any kind between the Parties. The rights and obligations of the Parties will be only those expressly set forth herein.


19.  REMEDIES

All remedies specified in this Agreement are cumulative, and are not intended to be exclusive of any other remedies to which the injured Party may be entitled at law or equity. Notwithstanding the foregoing, if Damages for Delay, as prescribed in Part I, Section 3.2, are triggered, those damages will be exclusive for the time period covered. It the occurrence continues beyond the time period for which damages were selected, the remedies described under this
Agreement will be available to SBC.   The use of one or more available remedies
will not bar the use of any other available remedy for the purpose of enforcing the provisions of this Agreement.

20.  AMENDMENT AND WAIVER



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              not for disclosure without prior written approval.

No amendment or waiver of any provisions of this Agreement will be effective unless the same will be in writing and signed by a duly authorized representative on behalf of the Party against whom such amendment, waiver or consent is claimed. In addition, no course of dealing or failure of any Party to enforce strictly any term, right or condition of this Agreement will be construed as a waiver of such term, right or condition. Waiver by either Party of any default by the other Party will not be deemed a waiver by the non-defaulting Party of any other default.


21.  RELEASES VOID

Neither Party will require waivers or releases of any personal rights from representatives of the other in connection with visits to each other's respective premises.


22.  FORCE MAJEURE

     22.1 Neither Party hereto will be held responsible for any delay or failure in performance of any part of this Agreement to the extent that such delay or failure is caused by fire, earthquake, tornado, hurricane, flood, explosion, war, strike, embargo, government requirement, civil or military authorities, Act of God or by the public enemy, transportation facilities, acts or omissions of carriers or other causes beyond the control of CNC or SBC. If any force majeure condition occurs, the Party delayed or unable to perform will give prompt notice thereof to the other Party hereto and the Party affected by the other's inability to perform may elect to:

          (a) Terminate this Agreement or any Order or part of either as to Products not already shipped or Products and Services not already performed if such delay or failure continues for more than thirty
               (30) days.

          (b) Suspend this Agreement for the duration of the force majeure condition, buy or sell elsewhere Products or Services to be bought or sold hereunder, and deduct from any commitment the quantity bought or sold or for which such commitments have been made elsewhere.

          (c) Resume performance hereunder once the force majeure condition ceases with an option in the affected Party to extend the period of


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                                      -36-
               this Agreement up to the length of time the force majeure condition endured.

     22.2 Unless written notice to the contrary is given within thirty (30) days after such affected Party is notified of the force majeure condition, option (b) above will be deemed selected.


23.  ASSIGNMENT

     23.1 Neither Party hereto may assign, subcontract or otherwise transfer its rights or obligations under this Agreement except with the prior written consent of the other Party hereto, which consent will not be unreasonably withheld or delayed; provided, however, (i) SBC will have the right to assign this Agreement to any present or future Affiliate of SBC without securing the consent of CNC and may grant to any such assignee the same rights and privileges SBC enjoys hereunder and (ii) CNC will have the right to assign this Agreement to any purchaser of all or substantially all its assets if such purchaser has a net worth equivalent to or greater than CNC as represented by the most recent financial statements of CNC and such purchaser, provided that no such assignment or transfer will relieve SBC or CNC of any obligation to perform hereunder until same will have been performed by the assignee or transferee.

     23.2 Any attempted assignment not consented to in the manner prescribed herein, except an assignment confined solely to monies due or to become due, will be void. It is expressly agreed that any assignment of monies will be void if (i) CNC fails to give SBC at least thirty
          (30) days prior written notice of such assignment or (ii) such assignment attempts to impose upon SBC obligations to the assignee additional to the payment of such moneys or preclude SBC from dealing solely and directly with CNC in all matters pertaining to this Agreement, including the negotiation of amendments or settlements of charges due.


24.  CONFLICT OF INTEREST

CNC represents and warrants that no officer, director, employee or agent of SBC has been or will be employed, retained or paid a fee, or otherwise has received or will receive any personal compensation or consideration, by or from CNC or any of CNC's officers, directors, employees or agents in connection with the obtaining, arranging or



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              not for disclosure without prior written approval.


                                      -37-
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negotiation of this Agreement or other documents or agreements entered into or executed in connection herewith.


25.  LIENS PROHIBITED

All Products and Services furnished to SBC by CNC hereunder will be free from any claims, third party liens or encumbrances. Should CNC as a general contractor of Products and Services subcontract such Product and Service delivery to subcontractors that have mechanics lien rights under applicable law, SBC may require satisfactory proof that all parties furnishing labor and/or materials for the Products and Services have been paid before making payment to CNC.


26.  SEVERABILITY

With the exception of regulatory events governed by Part II, Section 28, Compliance with Laws/Regulatory Contingency if any provision or any part of a provision of this Agreement will be invalid or unenforceable, such invalidity or non-enforceability will not invalidate or render unenforceable any other portion of this Agreement. The entire Agreement will be construed as if it did not contain the particular invalid or unenforceable provision(s) and the rights and obligations of the CNC and SBC will be construed and enforced accordingly.


27.  SURVIVAL

Each Party's respective obligations under this Agreement which by their terms would continue beyond the termination, or expiration hereof, including but not limited to, those in the clauses entitled COMPLIANCE WITH LAWS, INTELLECTUAL PROPERTY, INDEMNIFICATION, INSURANCE, LIABILITY, PUBLICITY, RELEASES VOID, INVOICING AND PAYMENT, CONFIDENTIAL INFORMATION and WARRANTY, will survive the termination or expiration of this Agreement.


28.  COMPLIANCE WITH LAWS/REGULATORY CONTINGENCY

     28.1  Compliance With Laws

     Each Party agrees to comply with the provisions of the Fair Labor Standards Act, the Occupational Safety and Health Act, and all other applicable federal, state,



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              not for disclosure without prior written approval.

     county and local laws, ordinances, regulations and codes (including the identification and procurement of required permits, certificates, approvals and inspections) in the performance of this Agreement. CNC further agrees, during the term hereof, to comply with all applicable Executive and Federal regulations as set forth in Attachment 19, Executive Orders and Associated Regulations.

     28.2  Regulatory Contingency

     It is the intent of the Parties that nothing contained in this Agreement be construed so as to make the activities of SBC constitute electronic publishing (as such term is defined in Section 274 of the Act), or the provision of interLATA services (as such term is defined in Section 272 of the Act). In the event that SBC determines in good faith that regulations issued or interpreted by a governmental entity subsequent to this Agreement have such a result or otherwise cause SBC or any Affiliate, including SBC Communications Inc. or one of its Affiliates, to be a provider of electronic publishing services or interLATA services or to be in violation of the Act, the Parties agree to work together in good faith to renegotiate the objectionable terms or conditions so as to render the activities of SBC consistent with the Act, order or regulation and the Parties intent hereunder. If an agreement to modify the terms of this Agreement cannot be reached following such good faith negotiations, either Party may immediately terminate this Agreement without further liability. In the event that SBC determines in good faith that regulations issued or interpreted by a governmental entity subsequent to this Agreement that require SBC to add carriers other than CNC, or cause any other material change in circumstances which makes this Agreement between the Parties infeasible, the Parties agree to work together in good faith to negotiate a mutually acceptable accommodation. If the Parties are unable to negotiate a mutually acceptable accommodation, and the Steering Committee is unable to fashion an acceptable resolution, then this Agreement will terminate without consequence to either Party. If either of such terminations occurs, SBC may, at its option, discontinue its revenue commitments to CNC without further liability, as stated in Part II, Section 5, SBC's Revenue Commitments to CNC.


29.  TAXES

     29.1 CNC agrees to pay and hold SBC and its affiliates harmless from and against any penalty, interest, additional tax or other charge that may be levied or assessed as a result of the delay or the failure of CNC for any



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                                      -39-
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          reason to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by CNC.

     29.2 Upon request by SBC, the Parties will consult with respect to the basis and rates upon which CNC will pay any taxes for which SBC is obligated to reimburse CNC under this Agreement. If SBC determines that in its opinion any such taxes are not payable or should be paid on a basis less than the full price or at rates less than the full tax rates, or that no tax is due or is required to be withheld from SBC because SBC intends to sell the property in substantially the same condition as received from CNC, CNC will comply with such determination. If the taxing authority seeks collection for a greater amount of taxes than that so determined by SBC, CNC will promptly notify SBC. If SBC desires to contest such collection, SBC will promptly notify CNC. Although CNC will cooperate with and provide reasonable assistance to SBC, SBC will direct the conduct of any proceedings, hearings or litigation involved in any contest with respect to taxes for which SBC is obligated to reimburse CNC under this Agreement. SBC will reimburse CNC for any taxes, interest, penalties or out of pocket expenses of witnesses appearing in such proceedings, which CNC may be required to pay because of CNC's complying with SBC' determinations with respect to the payment or contesting any such taxes.

     29.3 If any taxing authority advises CNC that it intends to audit CNC with respect to any taxes for which SBC is obligated to reimburse CNC under this Agreement, CNC will (a) promptly so notify SBC, (b) afford SBC an opportunity to participate on an equal basis with CNC in such audit with respect to such taxes, and (c) keep SBC fully informed as to the progress of such audit. Each Party will bear its own expenses with respect to any such audit and the responsibility for any additional tax resulting from such audit will be determined in accordance with the applicable provisions of this Section


30.  ACCESS TO PREMISES

Each Party will, at no charge, permit the other reasonable access to its premises in connection with the performance of this Agreement or any Order. Employees and representatives of each Party will, while on the other's premises, comply with all reasonable site rules and regulations.



                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.


                                      -40-
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31.  USE OF SBC SYSTEMS

SBC reserves the right to determine how CNC's personnel provided to perform Products and Services hereunder will access SBC's network remotely and locally. CNC agrees and promises to use the applicable SBC computer systems on which the Services are provided in a professional and effective manner, and only for the purposes of the performance of this Agreement. Any other intentional use or misuse of such computer systems will constitute a breach of this Agreement. CNC acknowledges that any person CNC selects to work under this Agreement will be expected to fully comply with the known requirements, conditions, or restrictions applicable to the use of SBC's computers or telephone network or applicable to accessing SBC's database, network or information systems. CNC will indemnify and hold SBC harmless for any failure (whether negligent or intentional) to meet these known requirements, conditions, or restrictions by any of these persons. CNC further agrees to cooperate fully in any SBC inquiry into alleged violations by CNC's personnel with respect to SBC's computers, property or Confidential Information.


32.  WORK DONE BY OTHERS

If any part of the Products and Services is dependent upon work done by others, CNC will inspect and promptly report to SBC any defect that renders such other work unsuitable for CNC's proper performance. CNC's silence will constitute approval of such other work as fit, proper and suitable for CNC's performance of the Products and Services.


33.  SECURITY

The Parties have established internal security methods and procedures as specified in ATTACHMENT 15, Network Management and Monitoring. These security methods and procedures pertain, but are not limited to, physical plant (network operations center and points of presence); security between nodes (routers); computer access; authentication; access controls (which personnel gain access to certain applications); use of firewalls, tunneling, encryption; and network security.


34.  INSPECTIONS


                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.


                                      -41-
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SBC may inspect or test, during normal business hours at all reasonable times and places, upon five (5) days notice and request, any Products or Services pertaining to any Order. The exercise of, or failure to exercise, this right will not relieve CNC of its obligation to furnish all Products and Services materially in compliance with this Agreement and the applicable Order. If, prior to acceptance by SBC, any Products and/or Services are found not compliant in all material respects with ATTACHMENT 2, Technical Service Description, SBC will have the right to reject the same, and at no charge to SBC, to require (i) that such Products be repaired or replaced promptly with Products that are compliant in all material respects with ATTACHMENT 2, Technical Service Description, at CNC's risk and expense (including freight charges), and (ii) the performance or re-performance of such Products and Services. Detailed inspection records are to be maintained by CNC and made available to SBC upon request.


35.  INDEPENDENT CONTRACTOR/ SBC AGENT

     35.1 CNC represents that it is engaged in an independent business and will perform its obligations under this Agreement as an independent contractor and not as the agent or employee of SBC, except as specified in Section 35.2, below. Each Party is solely responsible for its acts and those of its agents, employees, and subcontractors (also collectively referred to as "Personnel" hereunder). All CNC Personnel performing Products and Services hereunder are solely the employees of CNC and are not the agents or employees of SBC. CNC has and retains the right to exercise full control of and supervision over the employment, compensation and discharge of all Personnel assisting in the performance of its obligations under this Agreement. Each Party is solely responsible for all matters relating to the payment of compensation to its Personnel and will comply with all worker's compensation, unemployment, disability insurance, social security, withholding, and all other applicable federal, state and local Laws and Regulations governing such matters.

     35.2 For the purpose of placing orders for Customer circuits with Southwestern Bell Telephone, Pacific Bell, Southern New England Telephone and if and when appropriate, Ameritech, (collectively the "Telco") and only in this instance as specified hereunder, to the extent that CNC will be an agent of SBC Internet Services ("SBCIS"). Such agency will be accomplished through a letter agreement between SBCIS and Customers, such that a letter of agency will authorize SBCIS to order Telco services on behalf of the Customer and permit CNC to place orders as SBCIS' agent.



                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.


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36.  DIVERSION OF EMPLOYMENT

SBC and CNC agree that during the Term they will not knowingly solicit for hire any person who is employed by such other Party and who has been engaged in the performance of activities related to this Agreement, without the express written permission of the original employing Party.


37.  UNIVERSAL DESIGN

     37.1 CNC advocates, supports, and encourages its suppliers to advocate and support the manufacturing and provision of products which embrace the concept of "universal design." CNC will use commercially reasonable efforts to manufacture and provide Products and Services, including future versions of Products and Services, which are accessible to the widest range of consumers including those with disabilities.

     37.2 CNC will reasonably cooperate with SBC in addressing disability access issues, including but not limited to hearing aid interference, that may arise in connection with a Customer's use of CNC's Products and Services furnished hereunder. Specifically, CNC agrees:

          (a) to ensure that its equipment is designed, developed and fabricated to be accessible to and usable by people with disabilities, and

          (b) to ensure that the service is accessible to and usable to people with disabilities, or

          (c) to ensure that the equipment or service is compatible with existing peripheral devices or specialized customer premises equipment commonly used by individuals with disabilities to achieve access, if the requirements of subsection (a) and (b) are not readily achievable.


38.  HEADINGS

The headings of the clauses in each Section are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.



                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

39.  NOTICES

Except as otherwise provided in this Agreement, all notices or other communications hereunder will be deemed to have been duly given when received in writing and either (i) delivered in person, (ii) delivered to an agent, such as an overnight or similar delivery services, or (iii) delivered by the United States Mail and addressed as follows:


To SBC Operations:                         To CNC:

Pacific Bell Internet Services &           Concentric Network Corporation, Inc.
Southwestern Bell Internet Services        1400 Parkmoor Avenue
303 Second St., North Tower, Suite 650     San Jose, CA 95126
San Francisco, California, 94107           Phone:  (408) 817-2800
Phone:  (415) 442-4900                     Fax: (408) 817-2875
Fax:   (415)  357-1659                     Attention: Manager-Contracts
Attention: Senior Attorney

With a copy (which will not be             With a copy (which will not be
considered formal notice) to:              considered formal notice) to:

SBC Operations, Inc.                       Concentric Network Corporation, Inc.
Suite 150, 111 Soledad Street, Rm 10Q5     1400 Parkmoor Avenue
San Antonio, TX  78205                     San Jose, CA 95126
Phone: (210) 351-3660                      Phone: (408) 817-2800
Fax:  (210) 370-1953                       Fax:  (408) 817-2875
Attention:  Director, Strategic Alliances  Attn.:  Senior Vice President and
                                           General Manager of the Network
                                           Services Division

The address to which notices or communications may be given by either Party may be changed by written notice given by such Party to the other pursuant to this
Section 38.


40.  ENTIRE AGREEMENT/RELATIONSHIP AMONG DOCUMENTS

     40.1 Neither Party is bound by the provisions of this Agreement until it is executed in writing by authorized individuals from each Party. The terms contained in this Agreement, including all exhibits, attachments, and schedules, supercede all previous agreements or documents entered into


                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

          between the Parties. Notwithstanding the foregoing, the Trial Agreement, dated October 19, 1998 will remain in effect until the completion of the Product and Service trial and the Web Hosting Agreement, dated October 9, 1998 and the Stock Purchase Agreement dated October 19, 1998 are unaffected by this Agreement.

     40.2 The order of precedence between the Parts and Sections of this Agreement are as follows in descending order: (i) Part I, of this Agreement, (ii) Part II, of this Agreement, (iii) Attachments to this Agreement, and (iv) any Statement of Work or Order arising out of this Agreement. Notwithstanding the foregoing, any qualifying superceding statement referencing a specific provision of this Agreement, which is contained within an Attachment to this Agreement, is governed by that provision.



                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

41.  SIGNATURES

     This Agreement shall be effective as of the Effective Date specified above.


Concentric Network Corporation, Inc.     SBC Operations, Inc.

By:                                      By:
   ------------------------------------     ------------------------------------
Print Name:   Henry Nothhaft             Print Name:   Al Porta
           ----------------------------             ----------------------------
Title:   Chairman, President and CEO     Title:   VP, Technology and Development
      ---------------------------------        ---------------------------------
Date:                                    Date:
     ----------------------------------       ----------------------------------


                                         SBC Internet Services

                                         By:
                                            ------------------------------------
                                         Print Name:   Steven Hubbard
                                                    ----------------------------
                                         Title:    President and CEO
                                               ---------------------------------
                                         Date:
                                              ----------------------------------


                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

 ATTACHMENTS
------------

     1.   MARKETING SERVICE DESCRIPTION

     2.   TECHNICAL SERVICE DESCRIPTION

     3.   DEPLOYMENT AND DELIVERY

     4.   USE OF SBC TRANSPORT

     5.   CNC'S EXISTING STRATEGIC RELATIONSHIPS

     6.   BILLING

     7.   SYSTEMS

     8.   PRICING

     9.   PERFORMANCE COMMITMENTS AND REPORTS

     10.  SALES CHANNEL CONFLICTS

     11.  FORECASTING

     12.  BRANDING

     13.  CUSTOMER CARE AND TECHNICAL SUPPORT

     14.  SALES TRAINING AND SUPPORT

     15.  NETWORK MANAGEMENT AND MONITORING

     16.  PROVISIONING

     17.  SERVICE LEVEL AGREEMENTS

     18.  WHOLESALE DIAL ACCESS

     19.  EXECUTIVE ORDERS AND ASSOCIATED REGULATIONS

     20.  CONSULTING SERVICES

     21.  ACCEPTANCE TEST PLAN AND PROCEDURES




                            PROPRIETARY INFORMATION
   The Information contained herein is for the use of SBC Operations, Inc. (and its Affiliated Companies) and Concentric Network Corporation only and is not for disclosure without prior written approval.

                                Attachment 1A
                                -------------
                         Marketing Service Description
                         -----------------------------
                          Package and Feature Matrices
                          ----------------------------

The following Package/Feature Matrices for Online Office Packages and EVPN define the components that are included and those that are optional for each package.

Attachment 1B provides additional technical detail and description of offered services. Attachment 1C provides component hardware configurations for all Online Office and EVPN customer sites.

[*]



[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 5 pages from
Exhibit 1A to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                           Proprietary Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                                Attachment 1B
                                -------------
                         Marketing Service Description
                         -----------------------------
             Concentric Network's House of IP (HoIP) Services v1.0
             -----------------------------------------------------



[*]



[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 6 pages from Exhibit B to the Agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                                Attachment 1C
                                -------------
                         Marketing Service Description
                         -----------------------------
                     Access Configurations for House of IP
                     -------------------------------------

Following are the Access Configurations for the House of IP products. These configurations are split into four groups.


[*]



[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 8 pages from
Exhibit 1C to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                                  Attachment 2
                                  ------------

                                  House of IP
                                  -----------


[*]



[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 179 pages from
Exhibit 2 to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                                Attachment 3
                                ------------

                            Deployment and Delivery
                            -----------------------

1.1  Broad Deployment Phase 1 Launch Schedule

     CNC will provide Products and Services to SBC as outlined in ATTACHMENT 1, Marketing Service Description, of the Agreement, or another appropriate attachment to the Agreement, according to the following launch schedule such that services are available for customer turn up on the dates listed below:

     [*]



[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 4 pages from
Exhibit 3 to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and Concentric
            Network Corporation without prior written agreement.

                                ATTACHMENT 4
                                ------------

                     CNC Use of SBC Transport and Services

I. Dedicated Access

   A. Where available, (i) SBC services and facilities, and (ii) Affiliate or third party services and facilities designated by SBC from time to time subject to the approval of CNC, such approval not to be unreasonably withheld, will be used exclusively for connections and transport between the Customer and CNC's POP in connection with Products and Services made available pursuant to this Agreement; provided, however, that the foregoing will in no event be construed as giving SBC any right to determine CNC's activities with respect to InterLATA services within the SBC Service Region.

[*]



[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 2 pages from
Exhibit 4 to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                                Attachment 5

                     CNC's Existing Strategic Relationships
                     --------------------------------------


[*]



[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 3 pages from
Exhibit 5 to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                                Attachment 6
                                ------------

                            Customer Billing/Finance
                            ------------------------



Process Overview

SBC will initiate a request for service from CNC with the submission of a service order, statement of work, and purchase order. The purchase order will be the source of financial information exchanged with CNC and shall reflect any service requested through the service order and statement of work. The SBC purchase order will contain a flag denoting it as a "New", "Change", "Disconnect" or "Cancel" order and will include a target date for CNC provisioning. CNC will use the service order, statement of work, and the purchase order to provision services.

Upon completion of provisioning of a customer's service CNC will generate an invoice to SBC. The invoice will address charges associated with the completed purchase order. The initial completed purchase order will include all services and equipment associated with the installation of the customer's service. Subsequent invoices will include the recurring charges and will be generated on a monthly basis.

CNC will bill SBC for recurring charges in advance and usage charges in arrears. Invoices will be categorized by SBIS, PBIS, and Nevada Bell and will list charges by purchase order number. The preferred media for information exchange is electronic. All electronic exchanges will be controlled via a mutually agreed upon control mechanism.




[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 3 pages from
Exhibit 6 to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                                  Attachment 7
                                  ------------

                                    Systems
                                    -------

Scope

Attachment 7 "Systems" defines the desired working relationship that will exist between the systems organizations of SBC and CNC. Members from both organizations will meet on a regular basis to determine and coordinate systems development efforts.

The House of IP Market Launch OSS Planning Scope Document will be developed by the Parties. This document will describe the scope of the Operations Support Systems development work required to support the House of IP product set. CNC will be an integral member of the development effort.

[*]



[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 4 pages from
Exhibit 7 to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                                  Attachment 8
                                  ------------

                                    Pricing
                                    -------


[*]



[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 9 pages from Exhibit 8 to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                                Attachment 9
                                ------------

                      Performance Commitments and Reports
                      -----------------------------------

The Definitive Agreement describes a variety of areas where the Parties have agreed to performance commitments including Warranties in the DA at Part II,
Section 4 and Service Level Agreements contained in the Marketing Service Description and Attachment 17. This Attachment 9 provides further definition of performance in addition to Warranties and SLAs, specifically performance commitments and performance objectives.


[*]




[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 6 pages from
Exhibit 9 to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                                Attachment 10
                                -------------

                            Sales Channel Conflicts
                            -----------------------

Since CNC provides its services to a variety of resellers, wholesalers, and those it categorizes as OEMs, such as SBC and its affiliates, sales conflicts will naturally arise between where multiple providers, all of whom use CNC as part of their network solution.

[*]



[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 1 page from
Exhibit 10 to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                                Attachment 11
                                -------------

                                  Forecasting
                                  -----------


A. General. The Parties recognize that CNC requires visibility into data about SBC's order flow process to be able to meet capacity requirements as well as performance requirements. The Parties will use reasonable efforts to design processes such that CNC receives information in sufficient time to meet SBC requirements.

[*]



[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 2 pages from
Exhibit 11 to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                                Attachment 12
                                -------------

                                  Branding
                                  --------

Use of Trademarks
-----------------

The Parties will comply with Part II, Section 9.3 titled Trademarks in the use of each other's trademarks.

Approval for Use Process
------------------------

Such use of either Party's proprietary marks shall be subject to the approval requirements recited below:

CNC agrees that all artwork or copy to be used by CNC or its licensee(s) on merchandising, advertising, or promotional materials which includes SBC or an affiliate's ("SBC") name or SBC's logo shall be submitted to SBC or its designated representative for approval at least ten (10) business days prior to the production or manufacture of such materials, which approval shall not be unreasonably withheld. Should SBC wish to comment upon or disapprove such materials, SBC shall provide written commentary or notice of disapproval (including the basis therefore) with ten (10) business days following SBC's receipt thereof. If such notice is not received with the ten (10) business day period, such artwork or copy shall be deemed approved. Once artwork or copy has been approved, it may be reused without any need to secure additional approvals if the artwork or copy is reused without material alteration.

SBC agrees that all artwork or copy to be used by SBC or its licensee(s) on merchandising, advertising, or promotional materials which includes CNC's name or CNC's logo shall be submitted to CNC or its designated representative for approval at least ten (10) business days prior to the production or manufacture of such materials, which approval shall not be unreasonably withheld. Should CNC wish to comment upon or disapprove such materials, CNC shall provide written commentary or notice of disapproval (including the basis therefor) with ten (10) business days following CNC's receipt thereof. If such notice is not received with the ten (10) business day period, such artwork or copy shall be deemed approved. Once artwork or copy has been approved, it may be reused without any need to secure additional approvals if the artwork or copy is reused without material alteration.

The Parties will work toward creating uniform documentation which details the general principles for use of each other's logos and trademark as appropriate. None the less, each new instance of logo or trademark will follow the process detailed above.


                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

CNC shall exercise best efforts to determine that all licensed third party use of SBC's name and proprietary marks shall be consistent with usage(s) approved by SBC as provided above.

Neither of the parties shall (i) file any application for any mark or obtain or attempt to obtain ownership of any mark or trade name, in any country of the world, which refers to or is suggestive of the names comprising any distinguishing part of the proprietary rights of the other party, or (ii) use the proprietary rights of the other party or any part of it in its trading name or in the name of any of its products or services. Both parties shall ensure that their respective Affiliates will comply with the restrictions set forth. Should SBC or CNC, as the case may be, use its own proprietary rights in or on materials also bearing or incorporating proprietary rights of the other party, such use shall be such as to avoid the creation or appearance of joint rights or a joint trademark by suitable spatial separation one from the other and distinctive script and type-face.



                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                                Attachment 13
                                -------------
                       Customer Care / Technical Support
                       ---------------------------------

THIS ATACHMENT GOVERNS AND REFERS ONLY TO SUPPORT OF INTRALATA PRODUCTS AND SERVICES. CNC WILL BE SOLELY RESPONSIBLE FOR SUPPORT OF INTERLATA PRODUCTS AND SERVICES, AND ANY CUSTOMER INQUIRIES RECEIVED BY SBC PERTAINING TO THE INTERLATA PORTION OF PRODUCTS AND SERVICES WILL BE IMMEDIATELY REFERRED TO CNC.

1.1  Objectives:

     . Determining customer information needs across all processes and providing that information in the most appropriate delivery method, including product documentation, self-help online resources, email/fax, and live phone support. All processes will be designed to minimize live support needs.

     . Providing customer service within performance targets provided herein and in as part of the Definitive Agreement, on a consistent basis

     . Mutually determining processes and procedures that will reduce customer care cost. These processes and procedures will include but not be limited to motivational metrics that create a desire to reduce cost, and self-help solutions

     . Continuously reducing handle time and average number of calls per subscriber

     . Improving service and reducing expenses via technology driven processes and enablers; shift access from voice to self-help media

     .   Retaining account base

1.2  Technical Support Responsibilities

Technical support encompasses providing all information within the technical support boundaries required to maintain a customer's service.

[*]



[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 4 pages from
Exhibit 13 to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                                Attachment 14
                                -------------

                           Sales Training and Support
                           --------------------------

Training in General
-------------------

a) If requested by SBC, CNC shall provide, upon mutually agreed upon fees, terms, and conditions, full and complete training courses taught by qualified and knowledgeable instructors for all of the Products and Services covered by this Agreement, as deemed necessary for the Term of this Agreement. The training shall be available to SBC, at SBC's option, as formal courses conducted at CNC's site and/or, if available, as computer based training and/or "suitcased" courses at SBC's sites. At the same time, SBC is aware that CNC does not have a training division and that requests for training will take into account the resource availability of each Party.

b) Prior to providing training, CNC shall issue a training quote to the SBC Project Lead or other similar contact describing the content of the class, location, scheduled dates for the training, required experience level, cost per attendee or total cost of the course, plus an estimate of travel expenses. A CNC representative shall coordinate with the SBC Project Lead to meet the needs of the employees requesting training. Once the quote is accepted, CNC may finalize plans for training. SBC may cancel a scheduled training with 20 days notice at no cost to SBC. In addition SBC may cancel a scheduled training class with 48 hours notice, but shall reimburse CNC for any unavoidable out-of-pocket costs incurred by CNC.

c) Each Service deployed by CNC and branded for SBC will include necessary training for SBC employees to implement and deploy the Service. At a minimum, CNC will provide two (2) seats at no charge per major release to SBC. Initial training will normally be provided prior to or concurrent with the installation date of the product at each applicable installation site.

d) At SBC's request, CNC will train SBC's trainers to provide such training to SBC's employees. Compensation, if any, will be determined prior to commencement of the training.

e)  CNC training will consist of the following:

    1.  Sales Training - Designed to communicate basic information about the
    --  --------------
        Product, sales strategies, customer solution selling, etc.


[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 1 page from
Exhibit 14 to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

    2.  Customer Service Training - Designed to communicate the basic skills and
    --  -------------------------
        knowledge of the applicable industry, products, and solution problem solving to support SBC's operation of the Product

    3. SBC will provide CNC personnel sales training on jointly marketed products and services if applicable.

f) To the extent that CNC has the right to do so, CNC agrees to provide a master copy of all training materials and documentation with permission for SBCIS to copy for the purposes of providing training to SBC's employees. SBC agrees to duplicate and abide by all copyright and proprietary notices which appear in the original. Unless CNC is contractually restricted from granting such a right, SBC may modify CNC's course materials and documentation for SBC's internal use or may request that CNC modify materials and documentation at an agreed upon price.

g) If requested by SBC, CNC shall develop and provide at a cost to be mutually agreed by the Parties, the license and courseware interactive video for all the Products and Services covered by this Agreement for delivery to SBC's employees by either SBC or CNC instructors at SBC's discretion.

f) To the extent requested by SBC in its request for a quotation, CNC shall provide training on weekends or holidays.

g) Reasonable travel and living expenses for CNC's employees associated with courses provided on SBC's premises shall be reimbursed.

[*]


[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 1 page from
Exhibit 14 to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                                Attachment 15
                                -------------

                       Network Management and Monitoring
                       ---------------------------------

* SBC requires the capability for its customer care and operations groups to have tools to proactively monitor the health, availability, and performance of the SBC services rendered by CNC in order to provide the highest level of support for SBC's customers and report on the performance and availability requirements documented in the Definitive Agreement . This section describes the initial Monitoring Service capabilities to be provided to SBC by CNC to monitor the services rendered to SBC by CNC, including systems, network & customer premises equipment & services.

[*]



[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 4 pages from
Exhibit 15 to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                               Attachement 16
                               --------------

                                Provisioning
                                ------------


SBC and CNC agree to cooperate in the following areas: Customer Service, Reporting, and Performance Measurement. This will be accomplished as outlined below:

[*]



[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 1 page from
Exhibit 16 to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                                Attachment 17
                                -------------

                            Service Level Agreements
                            ------------------------

The following are Service Level Agreements which CNC has made to SBC for purchase of IntraLATA services.

Latency

CNC will guarantee that the average round trip packet transmission time for all network traffic will not exceed 80 milliseconds edge-to-edge within the CNC Network, as measured over a calendar month. For these guarantees, the CNC Network is defined as the CNC backbone, as bounded by its nationally deployed SuperPOPs, as well as the 400+ MCI points of presence (POPs) used by CNC to supplement its local presence, and the backhaul connections between the SuperPOPs and the MCI POPs. Excluded from the definition at this time are any other provider networks (including, but not restricted to, Frame Relay and DSL providers), as well as any private peering, public peering, and NNI connections. In the event that CNC fails to meet this latency guarantee, CNC will provide a credit of 1% for every millisecond of average packet latency above the target of 80ms. Any excess latency caused by force majeure, scheduled maintenance, or by the customer or the customer's equipment will be excluded from the calculations. The credit will be calculated by applying the appropriate percentage to the SBC wholesale costs for the month's CNC network charges for all eligible connections. Eligible connections for this guarantee are all T1, T3 and Frame Relay connections provided to EVPN and Online Office Business Class customers. ISDN lines are excluded from SLAs at this time. SBC can receive a maximum credit of 100% of the IntraLATA monthly recurring charges owed by SBC to CNC for eligible lines when the latency guarantee is not met under this section. Latency statistics will be gathered utilizing tools developed and utilized by CNC's Network Operations Center. For informational purposes, daily average latency statistics is expected to be available for SBC review via a Web site by April 30, 1999, but compliance or non-compliance with the guarantee will be based on the average round-trip latency values over the entire calendar month.

Network Availability guarantee of 100% edge-to-edge

CNC will guarantee that the Concentric Backbone Network will be available to customers 100% of the time during a calendar month. For these guarantees, the CNC Network is defined as the CNC backbone, as bounded by its nationally deployed SuperPOPs, as well as the 400+ MCI points of presence (POPs) used by CNC to supplement its local presence, and the backhaul connections between the SuperPOPs and the MCI POPs. Also included is the NNI circuit(s) between the CNC Network and the SBC network. Excluded from the definition at this time are any other provider networks (including, but not restricted to, Frame Relay and DSL providers), as well as any private peering, public peering, and NNI connections to carriers other than SBC. In the event that CNC fails to

                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

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meet this guarantee, CNC will provide a credit of 1/30 of the monthly service charges for every hour, or fraction thereof, of network downtime experienced by an end user. The amount of downtime will be calculated by determining the total number of minutes of premise-to-premise downtime (backbone plus local loop) for every eligible connection. Eligible connections for this guarantee are all T1, T3 and Frame Relay connections provided to EVPN and Online Office Business Class customers. The amount of edge-to-edge downtime experienced by the eligible customer will then be calculated by subtracting any downtime due to local loop or customer premise router failures, and then subtracting any backbone outages due to force majeure, scheduled maintenance, and any downtime caused by the customer or the customer's equipment, as well as any downtime caused by problems with the SBC-managed router(s) terminating the CNC-SBC NNI(s). The result is the amount of downtime experienced by the eligible customer caused by edge-to-edge network availability failures. The credits will be calculated by applying the guarantee against the SBC wholesale costs for the month's CNC network charges for all eligible connections. SBC can receive a maximum credit of 100% of the monthly wholesale costs to eligible lines when the network availability guarantee is not met under this section. Network availability statistics will be gathered utilizing tools developed and utilized by CNC's Network Operations Center, as well as tools such as HP Openview and CNC's trouble ticketing system. For informational purposes, daily network availability statistics is expected to be available for SBC review via a Web site by April 30, 1999, but compliance or non-compliance with the guarantee will be based on the availability values calculated at month's end.

24 Hour Call Success Rate

CNC will guarantee that the average call success rate for all dial network traffic will not fall below 95% or the industry average for 24 hour call success rate, whichever is higher, as measured monthly by Inverse Technologies, a third party rating service. In the event that CNC fails to meet this guarantee, CNC will provide a credit of 10% for every letter grade (as defined by Inverse) below target. The credit will be calculated by applying the appropriate percentage to the SBC wholesale costs for the month's CNC dial network charges for all eligible connections. Eligible connections for this guarantee are all secure analog dial customers. SBC can receive a maximum credit of 100% of the monthly wholesale costs for eligible dial users when the guarantee is not met under this section. Inverse Technology places thousands of calls into 40+ key locations around the country and reports the results on a monthly basis to CNC.

Initial Modem Connect Speed Guarantee

CNC will guarantee that the average initial modem connect speed for all dial network traffic will not fall below 27.5kbps or the industry average, as measured monthly by Inverse Technologies, a third party rating service. In the event that CNC fails to meet this guarantee, CNC will provide a credit of 10% for every letter grade (as defined by Inverse) below target. The credit will be calculated by applying the appropriate percentage to the SBC wholesale costs for the month's CNC dial network charges for all eligible


                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

connections. Eligible connections for this guarantee are all secure analog dial customers. SBC can receive a maximum credit of 100% of the monthly wholesale costs for eligible dial users when the guarantee is not met under this section. Inverse Technology places thousands of calls into 40+ key locations around the country and reports the results on a monthly basis to CNC. For this metric, Inverse measures using 33.6kbps modems.

Packet Loss

CNC will guarantee that the average round trip packet loss for all network traffic will not exceed 1% edge-to-edge within the CNC Network, as measured over a calendar month. For these guarantees, the CNC Network is defined as the CNC backbone, as bounded by its nationally deployed SuperPOPs, as well as the 400+ MCI points of presence (POPs) used by CNC to supplement its local presence, and the backhaul connections between the SuperPOPs and the MCI POPs. Excluded from the definition at this time are any other provider networks (including, but not restricted to, Frame Relay and DSL providers), as well as any private peering, public peering, and NNI connections. In the event that CNC fails to meet this packet loss guarantee, CNC will provide a credit of 1% for every tenth of a percent of packet loss above the target of 1%. Any excess packet loss caused by force majeure, scheduled maintenance, or by the customer or the customer's equipment will be excluded from the calculations. The credit will be calculated by applying the appropriate percentage to the SBC wholesale costs for the month's CNC network charges for all eligible connections. Eligible connections for this guarantee are all T1, T3 and Frame Relay connections provided to EVPN and Online Office Business Class customers with. SBC can receive a maximum credit of 100% of the IntraLATA monthly recurring charges owed by SBC to CNC for eligible lines when the latency guarantee is not met under this section. Packet loss statistics will be gathered utilizing tools developed and utilized by CNC's Network Operations Center. For informational purposes, daily average packet loss statistics is expected to be available for SBC review via a Web site by April 30, 1999, but compliance or non-compliance with the guarantee will be based on the average round-trip packet loss values over the entire calendar month.

SLAs Across Network Boundaries
------------------------------

For SLAs across network boundaries, the Parties agree to put processes in place to provide SLAs across network boundaries prior to product launch under
Attachment 3, Deployment and Delivery.   In addition, CNC commits to extending
the SLAs contained in this Attachment 17 available on DSL no later than 90 days following execution of this Agreement. During the initial 90 day period, CNC will provide latency, network availability and packet SLAs as defined above for DSL; however, the measurement of these SLAs will not extend to CNC equipment unique to DSL.

Credit Procedures
-----------------

Until an electronic procedure is established, CNC will provide a manually produced spreadsheet which details the SLA failures and Customers which qualify for a credit. This spreadsheet will be delivered 5 days after the end of the
month each month.   Each SBC


                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

customer will be listed by eligible site and customer name separately on the spreadsheet. In addition, the CNC spreadsheet will indicate where some but not all customer site are eligible for a credit. At the same time, CNC will either deliver a check equal to the credit due to SBC for the SLAs or a Product credit at SBC's option.

Lastly, CNC's metrics and data used to determine credits for SLAs will be made available for SBC's reasonable inspection to confirm the accuracy of the SLA calculations provided by CNC.


                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

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                                Attachment 18
                                -------------

                         Wholesale Dial Access Services
                         ------------------------------

In the near future, subject to legal and regulatory requirements, SBC or its Affiliates will be offering a wholesale dial access/modem pooling service which will allow CNC to aggregate its dial access traffic on a LATA by LATA basis ("Dial Access [*]




[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 2 pages from
Exhibit 18 to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                                Attachment 19
                                -------------

                  Executive Orders and Associated Regulations
                  -------------------------------------------

Work under this contract may be subject to the provisions of certain Executive Orders, federal laws, state laws, and associated regulations governing performance of this contract including, but not limited to: Executive Order 11246, Executive Order 11625, Executive Order 11701, and Executive Order 12138,
Section 503 of the Rehabilitation Act of 1973 as amended and the Vietnam Era Veteran's Readjustment Assistance Act of 1974. To the extent that such Executive Orders, federal laws, state laws, and associated regulations apply to the work under this contract, and only to that extent, Contractor agrees to comply with the provisions of all such Executive Orders, federal laws, state laws, and associated regulations, as now in force or as may be amended in the future, including, but not limited to the following:

1. EQUAL EMPLOYMENT OPPORTUNITY DUTIES AND PROVISIONS OF GOVERNMENT CONTRACTORS

   In accordance with 41 C.F.R.(S)60-1.4(a), the parties incorporate herein by this reference the regulations and contract clauses required by that section, including but not limited to, Contractor's agreement that it will not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. The Contractor will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin.

2. AGREEMENT OF NON SEGREGATED FACILITIES

   In accordance with 41 C.F.R.(S)60-1.8, Contractor agrees that it does not and will not maintain or provide for its employees any facilities segregated on the basis of race, color, religion, sex, or national origin at any of its establishments, and that it does not and will not permit its employees to perform their services at any location, under its control, where such segregated facilities are maintained. The term "facilities" as used herein means waiting rooms, work areas, restaurants and other eating areas, time clocks, rest rooms, wash rooms, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees; provided, that separate or single-user restroom and necessary dressing or sleeping areas shall be provided to assure privacy between the sexes.

3.  AGREEMENT OF AFFIRMATIVE ACTION PROGRAM

    Contractor agrees that it has developed and is maintaining an Affirmative Action Plan as required by 41 C.F.R.(S)60-1.4(b).

4.  AGREEMENT OF FILING

    Contractor agrees that it will file, per current instructions, complete and accurate reports on Standard Form 100 (EE0-1), or such other forms as may be required under 41 C.F.R.(S)60-1.7(a).

5. AFFIRMATIVE ACTION FOR HANDICAPPED PERSONS AND DISABLED VETERANS, VETERANS OF THE VIETNAM ERA.

    In accordance with  41 C.F.R.(S)60-250.20, and 41 C.F.R.(S)60-741.20, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.

6. UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS CONCERNS

    As prescribed in 48 C.F.R., Ch. 1, 19.708(a):

    (a) It is the policy of the United states that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and sub-contracts for systems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment amounts due pursuant to the terms of the subcontracts with small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women.


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  Not for disclosure outside of SBC Operations Inc. and its Affiliates or
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                                     1
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  (b)  The Contractor hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The Contractor further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the Contractor's compliance with this clause.

  (c) As used in this contract, the term small business concern shall mean a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term small business concern owned and controlled by socially and economically disadvantaged individuals shall mean a small business concern which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 per centum of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and (2) whose management and daily business operations are controlled by one or more such individuals. This term also means small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CRF part 124. The Contractor shall presume that socially and economically disadvantaged individual include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8(a) of the Small business Act. The Contractor shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

  (d) The term "small business concern owned and controlled by women" shall mean a small business concern (i) which is at least 51 percent owned by one or more women, or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women, and (ii) whose management and daily business operations are controlled by one or more women; and

  (e) Contractors acting in good faith may rely on written representations by their sub-contractors regarding their status as a small business concern, a small business concern owned and controlled by socially and economically disadvantage individuals or a small business concern owned and controlled by women.

7.   SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUB-CONTRACTING
PLAN.   The sub-contractor will adopt a plan similar to the plan required by 48
CFR Ch. 1 at 52.219-9.



                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                                 Attachment 20
                                 -------------

                              CONSULTING SERVICES
                              -------------------

In addition to the applicable terms of the Definitive Agreement to which this
Exhibit is attached, the terms of this Exhibit H will govern the terms of the provision of Consulting Services, as described in an executed Statement of Work, to SBC by CNC. All capitalized terms used and not otherwise defined herein will have the meanings ascribed thereto in the Definitive Agreement.

[*]



[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 9 pages from
Exhibit 20 to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                            Confidential Information
    Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                                Attachment 21
                                -------------

                      Acceptance Test Plan and Procedures
                      -----------------------------------


The Parties have agreed to the test plan included in this attachment for the initial Product acceptance for the May 7, 1999 launch in the initial cities which include Austin, in Texas and San Francisco, Oakland, San Jose, Los Angeles, and Orange County in California.

[*]



[*] Certain information from this Exhibit has been omitted and filed separately with the Securities Exchange Commission. A total of 2 pages from
Exhibit 21 to the agreement have been omitted. Confidential treatment has been requested with respect to the omitted portions.

                          Confidential Information
  Not for disclosure outside of SBC Operations Inc. and its Affiliates or Concentric Network Corporation without prior written agreement.

                                      1